UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2011
TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33402 (Commission File Number)	72-1252405 (I.R.S. Employer Identification No.)
3200 Southwest Freeway, Suite 2950
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership
As previously, disclosed, on August 25, 2010, Trico Marine Services, Inc. (the “Company”) and certain of its subsidiaries, Trico Marine Assets, Inc. (“TMA”), Trico Holdco, LLC, Trico Marine Operators, Inc. (“TMO”), Trico Marine Cayman, LP and Trico Marine International, Inc. (“TMI”) (each a “Debtor” and collectively with the Company, the “Debtors”) filed for voluntary reorganization (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., as amended (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).
Also, as previously disclosed, on August 2, 2011, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Chapter 11 plan of liquidation (the “Plan”) for the Company, TMA, TMO and TMI (collectively, the “Plan Debtors”).
On August 11, 2011 (the “Effective Date”), the Plan became effective pursuant to the terms thereof and, from and after the Effective Date, the terms of the Plan began to govern the wind down and liquidation of the Plan Debtors’ estates and distributions of the Plan Debtors’ assets to their creditors.

Item 5.02	Material Modification to the Right s of Security Holders
As of the Effective Date, the following officers were deemed to have resigned as officers of the Company:

Richard A. Bachmann Brett A. Cenkus D. Michael Wallace Stephen Morrell Jeff Favret John Castellano	President and Chief Executive Officer General Counsel and Corporate Secretary Vice President and Chief Operating Officer Vice President — Finance Chief Accounting Officer Chief Restructuring Officer
As of the Effective Date, the following directors were deemed to have resigned as directors of the Company:

Richard A. Bachmann Ken Burke Bill Scoggins Edward C. Hutcheson, Jr. Per Staehr
Pursuant to the Plan, Barry J. Folse, of AP Services, LLC. has been appointed Plan Administrator. Mr. Folse’s office is located at 2101 Cedar Springs Road, Suite 1100, Dallas, TX 75201.

Item 8.01	Other events
As previously disclosed on a Form 8-K filed by the Company on August 5, 2011, regardless of when the Equity Interests (as such term is defined in the Plan) in the Company are canceled, holders of Equity Interests will receive no distributions under the Plan.
For more information, please see Sections 3.03(i) and 4.06(c) of the Plan and paragraph 135 of the order confirming the Plan, filed as Exhibits 2.1 and 99.1, respectively, to the Form 8-K filed by the Company on August 5, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 17, 2011

TRICO MARINE SERVICES, INC.
By:	/s/ Barry J. Folse
	Name:	Barry J. Folse
	Title:	Plan Administrator